UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2014

Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 31, 2014, Weatherford International plc (“Weatherford”) closed the previously announced sale of its engineered chemistry and Integrity drilling fluids businesses to an affiliate of The Lubrizol Corporation, a Berkshire Hathaway company (“Lubrizol”) for a purchase price of $750 million, subject to a customary post-closing working capital adjustment. In connection with the closing, the United States and Canadian portions of the businesses have been transferred to Lubrizol, while the remaining foreign portions of the businesses will be transferred throughout 2015. Weatherford may also receive a potential increase of $75 million from an earnout tied to the post-closing performance of the disposed businesses during the twelve month period after the closing date.

The sale was consummated pursuant to the terms of an Acquisition Agreement dated as of November 30, 2014 among a subsidiary of Weatherford, Lubrizol and LZ Holding Corporation, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On December 31, 2014, Weatherford announced the closing of the sale of its engineered chemistry and Integrity drilling fluids businesses. A copy of the press release is furnished as Exhibit 99.2 hereto. The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(b)   Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of Weatherford as of September 30, 2014 and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2013 and for the nine months ended September 30, 2014 are included as Exhibit 99.1 to this report and are incorporated into this Item 9.01 by reference.

(d)   Exhibits.

Exhibit Number	Exhibit Description
10.1	Acquisition Agreement Among Weatherford International Ltd., The Lubrizol Corporation and LZ Holding Corporation dated November 30, 2014.
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Weatherford International plc.
99.2	News release dated December 31, 2014 announcing the closing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date:	December 31, 2014
/s/ Krishna Shivram
Krishna Shivram
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
10.1	Acquisition Agreement Among Weatherford International Ltd., The Lubrizol Corporation and LZ Holding Corporation dated November 30, 2014.
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Weatherford International plc.
99.2	News release dated December 31, 2014 announcing the closing.

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